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                                                                    EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 7, 2002, is made by and among AKSYS, LTD., a Delaware corporation, with headquarters located at Two Marriott Drive, Lincolnshire, IL 60069 (the "Company"), and the investors named on the signature pages hereto (the "Investors"). Capitalized terms used herein and not otherwise defined have the meanings given them in Article IX hereof.

                                    RECITALS:

     A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

     B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase a total of 3,319,396 shares of Common Stock for an aggregate purchase price of $17,559,604.84. The purchase price per share of the Common Stock is $5.29.

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder to the Investors.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                   ARTICLE I.

                         PURCHASE AND SALE OF SECURITIES

     1.1 Purchase and Sale of Common Shares. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, the number of Common Shares set forth beneath such Investor's name on the signature pages hereof.

     1.2 Payment at Closing. At the Closing, each Investor will pay the aggregate purchase price for the Common Shares as set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the written wire instructions set forth on the signature page hereto of the Company, and the Company will deliver to each Investor a certificate representing the Common Shares so purchased by such Investor, and the Company will deliver such certificates against delivery of the purchase price as described above.

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          1.3 Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 10:00 a.m. Central Time on May 10, 2002, or at another date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of the Company or at such other place as the parties agree.

          1.4 Independent Nature of Investors' Obligations and Rights. The rights and obligations of each Investor under any Agreement are several and not joint with the rights and obligations of the other Investor and an Investor shall not be responsible in any way for the performance of the obligations of the other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto shall constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for the other Investor to be joined as an additional party in any proceeding for such purpose.

                                  ARTICLE II.

                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

          Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

          2.1 Investment Purpose. The Investor is purchasing the Common Shares for its own account and not with a view to the distribution thereof; provided, however, that by making the representation herein, the Investor reserves the right to dispose of the Common Shares in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act.

          2.2 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D. If an Investor is subject to the Employee Retirement Income Security Act of 1974, as amended, and is acquiring the Common Shares as a fiduciary or agent for another investor's account, the Investor will have sole investment and voting discretion with respect to such account and will have full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

          2.3 Reliance on Exemptions. The Investor understands that the Common Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Common Shares.

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          2.4 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Common Shares, if any, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor acknowledges and understands that its investment in the Common Shares involves a significant degree of risk, including the risks reflected in the SEC Documents.

          2.5 Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Shares or an investment therein.

          2.6 Transfer or Resale. The Investor understands that:


                    (a) the issuance of the Common Shares has not been and is not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Common Shares for an indefinite period of time because the Common Shares may not be transferred unless (i) the resale of the Common Shares is registered pursuant to an effective registration statement under the Securities Act; (ii) if requested by the Company, the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Common Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Common Shares are sold or transferred pursuant to Rule 144; or (iv) the Common Shares are sold or transferred to an affiliate (as defined in Rule 144) of the Investor, in each case, subject to the restrictions set forth in the restrictive legend set forth on the certificates representing the Common Shares as contemplated by Section 2.7;

                    (b) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the holding period requirement, the volume limitations and the manner of sale restrictions, if applicable), and if Rule 144 is not applicable the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) under the Securities Act or the rules and regulations of the SEC thereunder; and

                    (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          2.7 Legends. The Investor understands that until (a) the Common Shares may be sold under Rule 144(k) or (b) such time as the Common Shares have been sold pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144, the certificates representing such Common Shares will bear a restrictive legend in substantially the

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following form (and a stop-transfer order may be placed against transfer of the certificates for such Common Shares):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

          The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

          2.8 Authorization; Enforcement. This Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against Investor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          2.9 No Conflicts; No Violation.

                    (a) The execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents or (ii) to the knowledge of Investor, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

                    (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement.

          2.10 Residency. The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

          2.11 Acknowledgments Regarding Placement Agent. Investor acknowledges that U.S. Bancorp Piper Jaffray is acting as placement agent (the "Placement Agent") for the Common Shares being offered hereby and will be compensated by the Company for acting in such capacity. Investor further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Common

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Shares by the Company, that if the Placement Agent provided any information and data to Investor in connection with the transactions contemplated hereby, that such information and data have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Common Shares it has relied on its own examination of the Company and the terms of, and consequences, of holding the Common Shares. Investor further acknowledges that the provisions of this Section 2.11 are also for the benefit of, and may also be enforced by, the Placement Agent.

          2.12 No Public Offering. Investor has not received any information relating to the Common Shares or the Company, and is not purchasing the Common Shares as a result of, any form of general solicitation or general advertising, including but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

          2.13 Short Positions. Investor will not use any of the Common Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.


                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           The Company represents and warrants to the Investors that:

          3.1 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect.

          3.2 Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby, to consummate the transactions contemplated hereby and thereby and to issue the Common Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its stockholders is required; (c) this Agreement, the Registration Rights Agreement

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and all other agreements, documents and instruments contemplated hereby and thereby have been or will be duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity and except as the indemnification agreements of the Company in the Registration Rights Agreement may be legally unenforceable.

          3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, par value $.01 per share, of which 22,144,469 shares are issued and outstanding, and 949,934 shares are reserved for issuance under the Company's stock award plans and warrants, respectively, and (b) 1,000,000 shares of preferred stock, par value $.01 per share, 50,000 of which have been designated Junior Participating Preferred Stock, Series A, none of which are issued and outstanding. All of such outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Common Shares issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except for stock options and other awards under the Option Plans, rights to acquire stock under the 423 Plan, warrants issued by the Company on December 19, 2001 and the transactions contemplated hereby, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company. Except for the Private Placement Registration Rights Agreements, there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Common Shares. The Company has made available to the Investors true and correct copies of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof and the Company's By-laws as in effect on the date hereof and the terms of any securities (other than employee stock options) convertible into or exercisable for Common Stock of the Company.

          3.4 Issuance of Common Shares. The Common Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, and will not be subject to preemptive rights of stockholders of the Company.

          3.5 No Conflicts; No Violation.

                    (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by the Company of the transactions contemplated hereby

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          and thereby (including, without limitation, the issuance of the Common
          Shares) will not (i) conflict with or result in a violation of any provision of the Amended and Restated Certificate of Incorporation or By-laws of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

                    (b) The Company is not in violation of its Amended and Restated Certificate of Incorporation or By-laws and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

                    (c) The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

                    (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or to issue and sell the Common Shares in accordance with the terms hereof. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of Nasdaq.

          3.6 SEC Documents; Financial Statements; Liabilities. Since
December 31, 2000, the Company has timely filed all reports, schedules, forms, statements and other

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documents required to be filed by it with the SEC pursuant to the Securities Act or reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to each Investor true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (A) liabilities incurred in the ordinary course of business subsequent to December 31, 2001, (B) liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements or (C) other liabilities which would not, individually or in the aggregate, have Material Adverse Effect.

          3.7 Absence of Certain Changes. Except as disclosed in the SEC Documents or any press release by the Company, since December 31, 2001, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company, taken as a whole.

          3.8 Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

          3.9 Intellectual Property Rights. The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"), except where the failure to possess such licenses or rights to use would not have, individually or in the aggregate, a Material Adverse Effect. There is no claim or action or proceeding pending or, to the Company's Knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

          3.10 Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it

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is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the Knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To the Company's Knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

     3.11 Environmental Laws. The Company (i) is in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and
(iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

     3.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the issuance of the Common Shares to the Investors.

     3.13 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to U.S. Bancorp Piper Jaffray whose commissions and fees will be paid for by the Company.

     3.14 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

     3.15 Employment Matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

     3.16 Investment Company Status. The Company is not and upon consummation of the sale of the Common Shares will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

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     3.17 No General Solicitation. Neither the Company nor, to the Knowledge of
the Company, any person acting for the Company, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Common Shares being offered hereby. The Company will not distribute any offering material in connection with the sale of the Common Shares prior to the Closing Date, other than this Agreement, the Registration Rights Agreement and the SEC Documents.

                                  ARTICLE IV.

                                    COVENANTS

     4.1 Best Efforts. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

     4.2 Form D; Blue Sky Laws. The Company will file a Notice of Sale of Securities on Form D with respect to the Common Shares, if required under Regulation D, and to provide a copy thereof to each Investor promptly after such filing. The Company will take such action as it reasonably determines to be necessary, if any, to qualify the Common Shares for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The Company shall, not later than prior to the opening of trading on the second business day immediately following the Closing Date, issue a press release disclosing all material terms of the transactions contemplated hereby. The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within 10 business days after the Closing Date.

     4.3 Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12 of the Exchange Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no reason to believe its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company's financial statements which are included in the Registration Statement.

     4.4 Expenses. The Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

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     4.5 Financial Information. The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles consistently applied with past practice, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     4.6 Listing. The Company will, for so long as any Investor owns any of the Common Shares, maintain the listing and trading of its Common Stock (including the Common Shares) on Nasdaq, the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges, as applicable. Until an Investor transfers, assigns or sells all of the Common Shares owned by it, the Company will promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on Nasdaq or other principal exchange or quotation system on which the Common Stock is listed. The Company has not received a notice of non-compliance with Nasdaq listing standards.

     4.7 Compliance with Law. As long as an Investor owns any of the Common Shares, the Company will use commercially reasonable efforts to conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply with which would have a Material Adverse Effect.

     4.8 No Integration. The Company will not make any offers or sales of any security (other than the Common Shares) under circumstances that would cause the offering of the Common Shares to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

     4.9 Sales by Investors. Each Investor will sell any Common Shares sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Common Shares in violation of federal or state securities laws.

                                   ARTICLE V.

                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

     5.1 Issuance of Certificates. The Company will instruct its transfer agent to issue a certificate, registered in the name of each Investor or its nominee, for the Common Shares. All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit A hereto. The Company will not give to its transfer agent any instruction with respect to the Common Shares other than as contemplated by Article V and stop transfer instructions to give effect to
Section 2.7 hereof (prior to registration of the Common Shares under the Securities Act). Nothing in this Section will affect in any way the Investors' obligations and agreements set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares.

     5.2 Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the Common Shares represented by a certificate have been sold under an effective registration statement filed under the Securities Act, (b) a holder of Common Shares provides the Company with an opinion of counsel, if requested by the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act and such sale may occur without restriction on the timing or manner of such sale or transfer or (c) the Common Shares represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Common Shares, and the transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, the Common Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article V with respect to the removal of restrictive legends.

     5.3 Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                  ARTICLE VI.

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company to issue and sell the Common Shares to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     6.1 The Investor will have executed the Registration Rights Agreement and will have delivered such Agreement to the Company.

     6.2 The Investor will have delivered the purchase price for the Common Shares to the Company in accordance with this Agreement.

     6.3 The Investor will have completed, executed and delivered to the Company an Investor Questionnaire in the form attached hereto as Exhibit E (the "Investor Questionnaire").

     6.4 The representations and warranties of the Investor, including representations and warranties made in the Investor Questionnaire, must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

     6.5 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VII.

              CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE

     The obligation of each Investor hereunder to purchase the Common Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by such Investor at any time in its sole discretion:

     7.1 The Company will have executed the Registration Rights Agreement and will have delivered such Agreement to the Investor.

     7.2 The Company will have delivered to such Investor a duly executed certificate, against payment therefor, representing the Common Shares as specified in Section 1.1 hereof.

     7.3 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct in all material respects as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

     7.4 The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters contained in
Section 7.3.

     7.5 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.6 Trading and listing of the Common Stock on Nasdaq must not have been suspended by the SEC or Nasdaq.

     7.7 Such Investor will have received an opinion of the Company's counsel, dated as of the Closing Date substantially in the form attached hereto as Exhibit B.

     7.8 The irrevocable Transfer Agent Instructions, in substantially the form attached hereto as Exhibit A will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

     In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Common Shares hereunder, and in addition to all of the Company's other obligations under this Agreement and the Registration Rights Agreement, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Common Shares to whom rights are assigned as permitted by Section 10.7 of this Agreement and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or breach of this Agreement or the Registration Rights Agreement by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Notwithstanding the foregoing, the indemnification agreement contained in this Article VIII does not apply to amounts paid in settlement of Indemnified Liabilities if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. The Company may participate in, and assume and control, the defense of any claim with counsel mutually satisfactory to the Company and the Indemnities. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnitee and the indemnifying party is inappropriate due to actual or potential conflicts of interest between the

Indemnitee and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnitee, and any such Indemnitee reasonably determines that there may be legal defenses available to such Indemnitee that are different from or in addition to those available to the indemnifying party, then the Indemnitee is entitled to assume such defense and may retain its own counsel, with the reasonable, out-of-pocket fees and expenses to be paid by the indemnifying party. The Company will pay for only one separate legal counsel for the Indemnitees collectively, and such legal counsel will be selected by the Indemnitees holding a majority in interest of the Common Shares held by all Indemnitees.

     The indemnification provisions set forth above shall not be available to any Indemnitee to the extent (i) that such Indemnitee is in material breach of any provision of this Agreement or the Registration Rights Agreement or (ii) the Indemnified Liabilities are covered under the indemnification provisions set forth in Article VI of the Registration Rights Agreement or otherwise relate to the Registration Rights Agreement, in which case the Registration Agreement shall control the terms of any indemnification obligation of the Company relating to such Indemnified Liabilities.

                                   ARTICLE IX.

                                   DEFINITIONS

     9.1 "423 Plan" means the Aksys, Ltd. 2001 Employee Stock Purchase Plan.

     9.2 "Closing" means the closing of the purchase and sale of the Common Shares under this Agreement.

     9.3 "Closing Date" has the meaning set forth in Section 1.3.

     9.4 "Common Shares" means the shares of Common Stock sold pursuant to this Agreement.

     9.5 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     9.6 "Company" means Aksys, Ltd.

     9.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     9.8 "Indemnified Liabilities" has the meaning set forth in Article VIII.

     9.9 "Indemnitees" has the meaning set forth in Article VIII.

     9.10 "Intellectual Property" has the meaning set forth in Section 3.9.

     9.11 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

     9.12 "Knowledge" means the actual knowledge, without independent
           ---------
investigation.

     9.13 "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition, prospects or results of operation of the Company's business, taken as a whole or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

     9.14 "Nasdaq" means the Nasdaq National Market System.

     9.15 "Option Plans" means the Aksys, Ltd. 1996 Stock Awards Plan and the Aksys, Ltd. 1993 Stock Option Plan, as amended.

     9.16 "Placement Agent" has the meaning set forth in Section 2.11.

     9.17 "Private Placement Registration Rights Agreements" means (i) the Registration Rights Agreement, dated as of April 7, 2000, by and among the Company and the investors named on the signature pages thereto, (ii) the Registration Rights Agreement, dated as of August 14, 2000, by and among the Company and the investors named on the signature pages thereto, and (iii) the Registration Rights Agreement, dated as of December 19, 2001, by and among the investors named on the signature pages thereto.

     9.18 "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, by and among the parties to this Agreement, in the form attached hereto as Exhibit C.

     9.19 "Regulation D" means Regulation D as promulgated by the SEC under the Securities Act.

     9.20 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

     9.21 "SEC" means the United States Securities and Exchange Commission.

     9.22 "SEC Documents" has the meaning set forth in Section 3.6.

     9.23 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     9.24 "Transfer Agent Instructions" means the transfer agent instructions as defined in Exhibit A.

                                   ARTICLE X.

                          GOVERNING LAW; MISCELLANEOUS

     10.1 Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     10.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     10.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

     10.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     10.5 Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     10.6 Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by facsimile, in each case addressed to a party. Any notice sent by courier (including a recognized overnight delivery service) will be deemed received one business day after being sent. The addresses for such communications are:

          If to the Company:  Aksys, Ltd.
                              Two Marriot Drive
                              Lincolnshire, IL 60069
                              Attention:  President
                              Telephone:  (847) 229-2020
                              Facsimile:  (847) 229-2235

          With a copy to:     Kirkland & Ellis
                              200 East Randolph Drive
                              Chicago, IL 60601
                              Attention:  Keith S. Crow
                              Telephone:  (312) 861-2000
                              Facsimile:  (312) 861-2200




          If to an Investor:  To the address set
                              forth immediately below such
                              Investor's name on the signature
                              pages hereto.

     Each party will provide written notice to the other parties of any change in its address.

     10.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Common Shares pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such affiliate transferee pursuant to the terms of this Agreement. Notwithstanding any assignment as provided herein to an affiliate of an Investor, each Investor shall thereafter remain fully responsible and liable for performance of all of its obligations under this Agreement. Notwithstanding the foregoing, any transferee who purchases the Common Shares in a public sale shall not have any rights under this Agreement.

     10.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity; provided, however, that the provisions in Section 2.11 relating to acknowledgments regarding the Placement Agent are intended for the benefit of the Placement Agent.

     10.9 Survival. The representations and warranties of the Company set forth herein will survive for two (2) years following the Closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

     10.10 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.11 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     10.12 Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                                     * * * *

                  IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       COMPANY:

                                       AKSYS, LTD.

                                       By:
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------
                                      20

                            OMNIBUS SIGNATURE PAGE TO

                                   AKSYS, LTD.

                          SECURITIES PURCHASE AGREEMENT

     The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                Sign Name:
                                          --------------------------------------

                                Print Name:
                                           -------------------------------------

                                Address:
                                        ----------------------------------------

                                Telephone:
                                          --------------------------------------

                                Facsimile:
                                          --------------------------------------

                                Attention:
                                          --------------------------------------

                                Number of Shares:
                                                 -------------------------------

                      Exhibit A Transfer Agent Instructions

                         Exhibit B Form of Legal Opinion

                     Exhibit C Registration Rights Agreement

                                    Exhibit D

                         STOCK CERTIFICATE QUESTIONNAIRE


         Please provide us with the following information:


1.     The exact name that your Shares are to be
       registered in (this is the name that will appear    ---------------------
       on your stock certificate(s)). You may use a nominee name if appropriate:

2.     The relationship between the Investor and the
       registered holder listed in response to item 1      ---------------------
       above:

3.     The mailing address, contact name and
       telephone number of the registered holder listed    ---------------------
       in response to item 1 above:

4.     The Social Security Number or Tax
       Identification Number of the registered holder      ---------------------
       listed in the response to item 1 Above:

                                    Exhibit E

                             INVESTOR QUESTIONNAIRE

                (all information will be treated confidentially)

To:  AKSYS, LTD.

     This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the "Securities"), of Aksys, Ltd. (the "Company"). The Securities are being offered and sold by the Company pursuant to that certain Securities Purchase Agreement, dated May ___, 2002 (the "Securities Purchase Agreement"), without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.   BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
(City)                         (State)                                (Zip Code)

Telephone Number:  (        )
                             ---------------------------------------------------

Residence Address:
                   -------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
(City)                         (State)                                (Zip Code)

Telephone Number:  (         )
                              --------------------------------------------------

If an individual:

Age:      Citizenship:            Where registered to vote:
     ----             -----------                           --------------------

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
               -----------------------------------------------------------------

Jurisdiction of formation:                 Date of formation:
                           --------------                     ------------------

Social Security or Taxpayer Identification No.
                                               ---------------------------------

Send all correspondence to (check one):   Residence Address    Business Address
                                       ---                 ----

B.       STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, at the time of execution of the Stock Purchase Agreement and the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____(1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;/1/

_____(2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

_____(3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

_____(4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

_____(5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____(6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____(7) an entity in which all of the equity owners are accredited investors (as defined above).


----------------------

/1/ As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C.       REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

     1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale or distribution thereof.

     2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

     3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

     4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement (as defined in the Registration Rights Agreement) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such prospectus. The undersigned is aware that, in such event, the Securities may not be subject to ready liquidation, and that any Securities purchased by the undersigned may have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

     5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _____, 2002, and declares under oath that it is truthful and correct.


                                   Print Name

                                   By:
                                      -----------------------------------------
                                   Signature

                                   Title:
                                         --------------------------------------
                                           (required for any purchaser that is
                                           a corporation, partnership, trust or
                                           other entity)